                                                                    Exhibit 10.5
                      FIRST AMENDMENT TO SERVICE AGREEMENT

      THIS FIRST AMENDMENT to the SERVICE AGREEMENT made as of November 1, 1991 by and between USAIR, INC. ("USAir") and AIR MIDWEST, INC. ("Contractor").

                                   WITNESSETH:

      WHEREAS, USAir and Contractor desire to amend certain provisions of the SERVICE AGREEMENT, dated October 15, 1990; and

      WHEREAS, USAir and Contractor desire to amend certain provisions of the SERVICE AGREEMENT which authorizes Contractor to operate as a USAir Express carrier; and

      NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth and for other valuable consideration, the receipt of which are hereby acknowledged, USAir and Contractor hereby agree as follows:

1.    Article 2 - AIR SERVICE TO BE PROVIDED BY CONTRACTOR

(a)   Section 2.01 Schedules to be Operated

      As of the effective date of this Amendment, Section 2.01(a) is deleted and the following substituted in lieu thereof:

            "Throughout the life of this Agreement and any amendment or extension thereof, Contractor shall schedule and operate USAir Express service to connect the following cities to Kansas City, Missouri (the "Hub") on a nonstop through-plane or connecting basis:

        Cedar Rapids, IA                  Little Rock, AR
        Denver, CO                        Lincoln, NE
        Dodge City, KS                    Liberal, KS
        Des Moines, IA                    Manhattan, KS
        Fayetteville, AR                  Omaha, NE
        Great Bend, KS                    Salina, KS
        Garden City, KS                   Sioux City, IA
        Goodland, KS                      Sioux Falls, SD
        Hays, KS                          Springfield, MO
        Joplin, MO                        Topeka, KS
        Lamar, CO                         Wichita, KS

(b)   Section 2.05 Airports to be Used

      As of the effective date of this Amendment, the cities and airports listed in Section 2.04 are deleted and the following substituted in lieu thereof:

            Cedar Rapids, IA:       Cedar Rapids Municipal Airport
            Denver, CO:             Stapleton International Airport
            Dodge City, KS:         Dodge City Municipal Airport
            Des Moines, IA:         Des Moines International Airport
            Fayetteville, AR:       Fayetteville Drake Field Airport
            Great Bend, KS:         Great Bend Municipal Airport

            Garden City, KS:        Garden City Municipal Airport
            Goodland, KS:           Goodland Municipal Airport (Renner Field)
            Hays, KS:               Hays Municipal Airport
            Joplin, MO:             Joplin Regional Airport
            Lamar, CO:              Lamar Municipal Airport
            Little Rock, AR:        Little Rock Regional Airport
            Lincoln, NE:            Lincoln Municipal Airport
            Liberal, KS:            Liberal Municipal Airport
            Manhattan, KS:          Manhattan Municipal Airport
            Omaha, NE:              Omaha Eppley Airfield
            Salina, KS:             Salina Municipal Airport
            Sioux City, IA:         Sioux Gateway Airport
            Sioux Falls, SD:        Joe Foss Field
            Springfield, MO:        Springfield Regional Airport
            Topeka, KS:             Forbes Field
            Wichita, KS:            Mid-Continent Airport

2.    Article 4 - JOINT PASSENGER FARES AND DIVISION OF REVENUE

      As of the effective date of this Amendment, the existing language in
Article 4 is deleted in its entirety and the following substituted in lieu thereof:

      "Joint passenger fares between USAir and Contractor shall be established as mutually agreed upon by USAir and Contractor. Division of such fares is set as follows:

      1) Full fares (F and Y fares) will be divided by using cost factors as outlined by the joint fare prorate standards formerly required by the Civil Aeronautics Board in Phase 4 of the Domestic Passenger Fare Investigation, Docket 21866;

            and

      2) Discount fares (fares other than F or Y) will be divided using the Straight Rate Prorate formula, unless the division of such fares is otherwise mutually agreed to by USAir and Contractor;

            and

      3) Whether using the procedures in (1) or (2) as outlined above, where either party has a connecting middle city within the routing, revenue shall be decided by deleting the middle city for the prorating process."

3.    MISCELLANEOUS

      (a) Effective Date of this Amendment. This Amendment shall be effective as of the date first written above when executed by authorized officers of each of the parties.

      (b) Terms. Terms are used in this Amendment as they are defined in the SERVICE AGREEMENT.

      (c) Continued Effect. Except as amended hereby, the SERVICE AGREEMENT shall remain in full force and effect.

      (d) Execution in Counterparts. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties have executed this Amendment.

WITNESS:                            USAIR, INC.




-------------------------------      By      /S/ Gordon Linkon
                                        ----------------------------------------
                                                Gordon Linkon, Vice President
                                                USAir Express Division

WITNESS:                             AIR MIDWEST, INC.



                                    By     /S/ Dick Paquette
-------------------------------       ----------------------------------------
                                                Dick Paquette
                                                Vice President &
                                                General Manager